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                                                                    Exhibit 10.7

                            FIRST AMENDMENT TO THE
                              SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO THE SECURITY AGREEMENT, dated as of June 20, 2001 (this "Amendment"), by and between SENETEK, plc, a corporation organized under
       ---------
the laws of England (the "Company") and each of the undersigned (each a
                          -------
"Guarantor", and collectively with the Company, the "Grantors") and SILVER CREEK
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INVESTMENTS, LTD., a British Virgin Islands company, as Collateral Agent for the benefit of the purchasers (the "Original Purchasers") set forth on Schedule 1 of
                                -------------------                ----------
the Original Purchase Agreement (as defined below) and the Lender (as defined below) (the "Collateral Agent").
             ----------------

     WHEREAS, the Company and the Original Purchasers have entered into a Securities Purchase Agreement dated as of April 14, 1999 (the "Original Purchase
                                                               -----------------
Agreement");
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     WHEREAS, as collateral security for payment and performance of its Secured
Obligations (as defined in the Security Agreement), the Company and the Guarantors each granted to the Collateral Agent for the benefit of the Original Purchasers a security interest in certain of its personal property and assets pursuant to the terms of the Security Agreement by and between the Company, the Guarantors and the Collateral Agent, dated as of April 14, 1999 (as the same from time to time may be amended, modified, supplemented, extended or restated, the "Security Agreement");
     ------------------

     WHEREAS, Wallington Investments Limited, a corporation organized under the laws of the British Virgin Islands (the "Lender"), has agreed to extend certain
                                         ------
financial accommodations to the Company in connection with the financing of the working capital needs of the Company, and Wallington is willing to extend such financial accommodations to the Company pursuant to the terms of a Revolving Credit Agreement to be entered into by the Company and Lender (the "Credit
                                                                    ------
Agreement");
---------

     WHEREAS, as a condition to Lender entering into the Credit Agreement and extending financial accommodations to the Company thereunder, and in consideration thereof, the Company and the Original Purchasers are (i) entering into a First Amendment to the Purchase Agreement dated the date hereof (the "First Amendment"; the Original Purchase Agreement, as amended by the First
 ---------------
Amendment is referred to herein as the "Purchase Agreement") in order to modify
                                        ------------------
certain terms of the Original Purchase Agreement to, among other things, permit the Company to enter into the Credit Agreement and (ii) amending certain of the Transaction Documents, including, without limitation, the Security Agreement, to include the Lender as a secured party thereunder. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement;

     WHEREAS, the Lender is unwilling to enter into the Credit Agreement unless the Company and the Collateral Agent on behalf of the Original Purchasers and the Lender enter into this Amendment;
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     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

     1.   Amendments to the Security Agreement. (a)  The heading of the Security
          ------------------------------------
Agreement shall be amended and restated to read as follows:

          "THIS SECURITY AGREEMENT, dated as of April 14, 1999, as amended by the First Amendment dated June 20, 2001 (this "Agreement"), is made by and between SENETEK, plc, a corporation organized under the laws of England (the "Company") and each of the undersigned (each a "Guarantor", and
           -------                                        ---------
     collectively with the Company, the "Grantors") and SILVER CREEK
                                         --------
     INVESTMENTS, LTD., a British Virgin Islands company, as Collateral Agent (the "Collateral Agent") for the benefit of the purchasers (the "Original
           ----------------
     Purchasers") set forth on Schedule 1 of the Purchase Agreement (as defined
                               ----------
     below) and Wallington Investments Limited, a company organized under the laws of the British Virgin Islands (the "Lender"). All capitalized terms
                                              ------
     used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement (as defined below) except that
     (i) the term "Purchasers" as used herein shall in all cases be deemed to include both the Purchasers and the Lender and (ii) the term "Event of
                                                                   --------
     Default" as used herein shall in all cases be deemed to include both an
     -------
     Event of Default (as defined in the Purchase Agreement) and (ii) an Event of Default (as defined in the Credit Agreement)."

          (b) The first paragraph of Section 1 (Grant of Security Interest) of
                                                --------------------------
the Security Agreement is hereby amended and restated as follows:

          "As collateral security for the payment, performance, and satisfaction of (i) all the Guarantors' Obligations (as defined in the Guaranty), (ii) all of the Company's Obligations (as defined in the Purchase Agreement) and
     (iii) all of the Company's Obligations (as defined under the Credit Agreement; (i), (ii) and (iii) collectively, the "Secured Obligations"),
                                                       -------------------
     each Grantor hereby affirms, grants, pledges and assigns to the Collateral Agent for the benefit of the Purchasers and grants to the Collateral Agent for the benefit of the Purchasers a continuing FIRST priority security interest in and to all of the property of such Grantor, subject to Permitted Liens, whether now owned or existing or hereafter acquired or arising and wheresoever located, including without limitation the following:"

     2.  Conditions to Effectiveness.  This Amendment shall become effective
         ---------------------------
only upon the satisfaction or waiver of all of the following conditions precedent:

     (a) The parties hereto shall have duly executed and delivered this Amendment.

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     (b)  The Borrower shall have satisfied all conditions to effectiveness under Section 6 of the First Amendment.

     (c) The Borrower shall have paid all fees and expenses required to be paid by it pursuant to Section 5 of the First Amendment.

     3.   Representations and Warranties.  In order to induce the Collateral
          ------------------------------
Agent to enter into this Amendment (on behalf of the Original Purchasers and the Lender), the Company hereby represents and warrants to the Original Purchasers and the Lender that the Company has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment. The Company has taken all corporate action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment. This Amendment constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally. The Company hereby ratifies and reaffirms each of the Security Agreement (as amended hereby) and the other related documents and all of the Company's covenants, duties and liabilities thereunder.

     4.   Amendments. This Amendment may not be amended, modified or
          ----------
supplemented except by a subsequent written agreement signed by the parties hereto.

     5.   Counterparts. This Amendment may be executed simultaneously in any
          ------------
number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one in the same instrument.

     6.   Governing Law.  This Amendment shall be governed by the laws of the
          -------------
State of New York (without giving effect to any conflicts of law rules or principles).

     7.   Headings.   The headings of this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.   Survival of the Security Agreement.  Each reference in the Security
          ----------------------------------
Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Security Agreement in any related document (other than the Security Agreement) shall mean and be a reference to the Security Agreement as amended hereby. Except as specifically amended by this Amendment, the Security Agreement shall remain in full force and effect and is hereby ratified, confirmed and acknowledged by the Company. This Amendment shall not be deemed to (i) be a consent to any waiver or modification of any term or condition of the Security Agreement or any document delivered pursuant thereto, except in each case as expressly provided herein, or (ii) prejudice any right or rights the Original Purchasers or the Lender may now or in the future have in connection with the Security Agreement.

      [Signature page follows, remainder of page is intentionally blank]

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          IN WITNESS WHEREOF, the parties have duly executed this First
Amendment to the Security Agreement the day and year first written above.

                              GRANTORS:
                              --------

                              SENETEK PLC


                              By: /s/ Frank J. Massino
                                  --------------------
                              Name:  Frank J. Massino
                              Title: President


                              SENETEK DRUG DELIVERY
                              TECHNOLOGIES, INC.

                               By: /s/ Frank J. Massino
                                   --------------------
                               Name:  Frank J. Massino
                               Title: President

                              CARME COSMECEUTICAL
                              SCIENCES, INC.


                              By: /s/ Frank J. Massino
                                  --------------------
                              Name:  Frank J. Massino
                              Title: President


                              SECURED PARTY:
                              -------------

                              SILVER CREEK INVESTMENTS, LTD.
                              as Collateral Agent for the benefit of the Original Purchasers and the Lender


                              By: /s/ Robert T. Tucker
                                  --------------------
                              Name:  Robert T. Tucker
                              Title: Director


           [Signature page to First Amendment to Security Agreement]

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